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                                                                      Exhibit 99

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 11-K of the Hanover Companies Retirement Savings Plan (the "Plan") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we Chad C. Deaton, as President and Chief Executive Officer of Hanover Compressor Company (the "Issuer") and John E. Jackson, as Senior Vice President and Chief Financial Officer, of the Issuer, hereby certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


/s/ Chad C. Deaton

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Name:  Chad C. Deaton
Title: President and Chief Executive Officer
Date:  June 30, 2003


/s/ John E. Jackson

-----------------------------
Name:  John E. Jackson
Title: Senior Vice President and Chief Financial Officer
Date:  June 30, 2003


A signed original of this written statement required by Section 906 has been provided to the Issuer and will be retained by the Issuer and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Report pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Issuer for purposes of (S) 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Issuer, whether made before or after the date hereof, regardless of any general incorporation language in such filing.